Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                           --------------------------
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

A signed original of this written statement required by Section 906 has been provided to California Water Service Group and will be retained by California Water Service Group and furnished to the Securities and Exchange Commission or its staff upon request.


Date: May 13, 2003                  /s/ Peter C. Nelson
                                    PETER C. NELSON
                                    Chief Executive Officer
                                    California Water Service Group



Date: May 13, 2003                  /s/  Richard D. Nye
                                    RICHARD D. NYE
                                    Chief Financial Officer
                                    California Water Service Group






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